UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

MOHAWK GROUP HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOHAWK GROUP HOLDINGS, INC.

37 East 18th Street, 7th Floor

New York, NY 10003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Monday, June 29, 2020

10:00 a.m. Eastern Time

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Mohawk Group Holdings, Inc., a Delaware corporation (the “Company”), or any adjournment or postponement thereof. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/MWK2020, on Monday, June 29, 2020, at 10:00 a.m. Eastern Time, for the following purposes:

1.	To elect William Kurtz as a Class I director to serve until our 2023 Annual Meeting of Stockholders; and

2.	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is May 6, 2020. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. This Notice is being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about May 18, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held virtually, via live webcast at www.virtualshareholdermeeting.com/MWK2020, on Monday, June 29, 2020, at 10:00 a.m. Eastern Time.

The proxy statement and annual report to stockholders are available at www.proxyvote.com.

By Order of the Board of Directors

/s/ Yaniv Sarig
Yaniv Sarig
Chief Executive Officer

New York, New York

May 15, 2020

You are cordially invited to attend the Annual Meeting virtually, via live webcast. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the meeting if you attend the Annual Meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

MOHAWK GROUP HOLDINGS, INC.

37 East 18th Street, 7th Floor

New York, NY 10003

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2020

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (our “Board”) of Mohawk Group Holdings, Inc. (sometimes referred to as “we”, “us”, “Mohawk” or the “Company”) is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Annual Meeting”). You are invited to attend the Annual Meeting online and we request that you vote on the proposal described in this Proxy Statement.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice.

We intend to mail the Notice on or about May 18, 2020 to all stockholders of record entitled to vote at the Annual Meeting.

When and where will the Annual Meeting be held?

Due to the emerging public health impact of the coronavirus, or COVID-19, we have decided to hold the Annual Meeting virtually. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose.

This will be our first time hosting a meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.virtualshareholdermeeting.com/MWK2020 on Monday, June 29, 2020, at 10:00 a.m. Eastern Time.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/MWK2020, you must enter the control number included in your proxy materials. There is no physical location for the Annual Meeting. We recommend you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/MWK2020.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on May 6, 2020 will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were 17,763,994 shares of common stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of common stock will have one vote for each share of common stock they owned as of the close of business on May 6, 2020.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on May 6, 2020, your shares of common stock were registered directly in your name with our transfer agent, Philadelphia Stock Transfer, Inc., then you are the stockholder of record for these shares. As a stockholder of record, you may vote either electronically during the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy over the telephone or internet as instructed below to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on May 6, 2020, your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Annual Meeting online. However, because you are not the stockholder of record, you may not vote your shares electronically during the Annual Meeting unless you request and obtain a valid proxy issued in your name from the broker, bank or other agent considered the stockholder of record of the shares.

What am I voting on?

There is one matter scheduled for a vote at the Annual Meeting, which is a vote to elect the Class I nominee for director to serve until our 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Will there be any other items of business on the agenda?

Aside from the election of the Class I director, our Board knows of no matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

What is the Mohawk Board’s voting recommendation?

Our Board recommends that you vote your shares “For” the nominee to our Board.

How do I vote?

With respect to the election of the director nominee, you may either vote “For” the nominee or you may “Withhold” your vote for the nominee. The procedures for voting are described below, based upon your form of ownership.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote your shares electronically during the Annual Meeting online by visiting www.virtualshareholdermeeting.com/MWK2020 on Monday, June 29, 2020, at 10:00 a.m. Eastern Time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/MWK2020, you must enter the control number included in your proxy materials. We recommend you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/MWK2020.

If you do not wish to vote electronically during the Annual Meeting or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy on the internet, vote by proxy over the telephone or vote by proxy using a proxy card that you may request. The procedures for voting by proxy are as follows:

•

To vote by proxy on the internet, go to “www.proxyvote.com” and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

•	To vote by proxy over the telephone, dial 1-800-690-6903 in the United States using a touch-tone telephone and follow the recorded instructions. Have your proxy card available when you call.

•	To vote by proxy using a proxy card, complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on June 28, 2020 to be counted.

We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from Mohawk. To ensure that your vote is counted, follow the voting instructions in the notice. To vote electronically during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.

How many votes do I have?

On each matter to be voted upon, holders of common stock will have one vote for each share of common stock they owned as of the close of business on May 6, 2020, the record date for the Annual Meeting.

Will my vote be kept confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies for the Annual Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of Mohawk common stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. We may also decide to engage an outside proxy solicitor to assist us in these efforts. No additional compensation will be paid to directors, officers or other regular employees for such services.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

•	You may submit another properly completed and executed proxy card with a later date;

•

You may submit a new proxy through the internet by going to “www.proxyvote.com” and following the instructions set forth on the internet site or scan the QR code with your smartphone, or by telephone by dialing 1-800-690-6903 in the United States using a touchtone telephone and following the recorded instructions. Have your proxy card available when you access the web page or call (your latest internet or telephone instructions submitted prior to the deadline will be followed);

•	You may send a written notice that you are revoking your proxy to our Secretary, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003; or

•	You may attend the Annual Meeting online and vote electronically during the Annual Meeting. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should follow the voting instructions from that organization, or contact that organization to determine how you may revoke your proxy.

Votes will be counted by the inspector of election appointed for the Annual Meeting.

How are my shares voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted “For” the election of the Class I director nominee.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.

What is a broker non-vote?

Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote”.

What voting requirement applies to the proposal discussed in this Proxy Statement?

The election of the Class I nominee for director to serve until our 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified will be approved by a plurality vote, which means the nominee receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of the director nominee) will be elected to our Board. Only votes “For” or “Withheld” will affect the outcome. Discretionary voting will not be allowed on this proposal.

“Discretionary voting” occurs when a bank, broker, or other holder of record does not receive voting instructions from the beneficial owner and votes those shares at its discretion on any proposal as to which the rules permit such bank, broker or other holder of record to vote. As noted above, when banks, brokers and other holders of record are not permitted under the rules to vote the beneficial owner’s shares, the affected shares are referred to as “broker non-votes”.

What is the effect of abstentions and broker non-votes?

Abstentions: Under Delaware law (under which Mohawk is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. However, our Amended and Restated Bylaws (the “Bylaws”) provide that a plurality of votes cast shall be sufficient to elect a director, and therefore there will not be an option to abstain from voting on Proposal No. 1—Election of Director.

Broker Non-Votes: Under the rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are not permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors or on named executive officer compensation matters. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposa1 No. 1—Election of Director. As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares in the election of the director nominee, no votes will be cast on your behalf on the proposal. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least a majority of our outstanding shares of common stock are present electronically during the Annual Meeting or represented by proxy. At the close of business on May 6, 2020, the record date for the Annual Meeting, there were 17,763,994 shares of common stock outstanding. Thus, a total of 17,763,994 shares are entitled to vote at the Annual Meeting and the holders of 8,881,998 shares of common stock representing at least 8,881,998 votes must be represented at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum requirement only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote electronically during the Annual Meeting. If there is no quorum, the chairperson of the Annual Meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

Who will count the votes?

The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc.

Do Mohawk’s executive officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Mr. Kurtz has an interest in Proposal No. 1—Election of Director, as he is currently a member of our Board.

How can I find out the results of the voting at the Annual Meeting?

Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the date of the Annual Meeting. In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials via the internet. On or about May 18, 2020, we are sending a Notice to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice. Stockholders may request to receive a full set of printed proxy materials by mail. Instructions on how to access the proxy materials on the internet or request a printed copy may be found in the Notice.

When are stockholder proposals due for next year’s annual meeting of stockholders?

Stockholders may submit proposals on matters appropriate for stockholder action at the 2021 annual meeting of our stockholders (“2021 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2021 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than January 18, 2021 to our Secretary, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003. If you wish to submit a proposal that is not to be included in the proxy materials for our 2021 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address no earlier than March 1, 2021, but no later than March 31, 2021. However, if the date of the 2021 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, June 29, 2021, to be considered for inclusion in proxy materials for our 2021 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to our Secretary, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003 a reasonable time before we begin to print and send our proxy materials for the 2021 Annual Meeting of Stockholders. If the date of the 2021 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 60 days after, June 29, 2021 and you wish to submit a proposal that is not to be included in the proxy materials for our 2021 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address not earlier than the close of business on the 120th day prior to the date of the 2021 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2021 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2021 Annual Meeting of Stockholders. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may view our Bylaws by visiting the SEC’s internet website at www.sec.gov.

Order of the SEC Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies

On April 29, 2020, we filed a Current Report on Form 8-K with the SEC indicating that we were relying on the SEC’s Order under Section 36 of the Exchange Act, Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (the “Order”), extending the deadlines by up to 45 days for filing certain reports made under the Exchange Act. We relied on the Order to delay the filing of this Proxy Statement relating to the Annual Meeting, including the information omitted from our Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), pursuant to General Instruction G(3) of Form 10-K (the “Part III Information”), which we have included in the Proxy Statement, due to the circumstances related to the COVID-19 pandemic. As disclosed in the Current Report on Form 8-K filed on April 29, 2020, our operations and business experienced disruptions due to the unprecedented conditions surrounding COVID-19 in the United States, which required us to modify our business practices, including restricting or limiting physical access to some of our offices. As these changes diverted management resources, we were delayed in completing tasks necessary to prepare and file the Proxy Statement with the Part III Information by the original due date of the Part III Information.

EXECUTIVE OFFICERS

Our executive officers are elected by, and serve at the discretion of, our Board. The names of our executive officers and their ages as of May 15, 2020, positions and biographies are set forth below.

Name	Age	Position(s)
Yaniv Sarig	42	President and Chief Executive Officer, Director
Fabrice Hamaide	54	Chief Financial Officer, Director
Tomer Pascal	40	Chief Revenue Officer
Joseph A. Risico	46	General Counsel
Mihal Chaouat-Fix	40	Chief Product Officer
Roi Zahut	32	Chief Technology Officer

Yaniv Sarig has served as a director and our President and Chief Executive Officer since September 2018, is a co-founder of Mohawk Group, Inc. (“Mohawk Opco”) and has served as a director and President and Chief Executive Officer of Mohawk Opco since June 2014. Prior to co-founding Mohawk, Mr. Sarig led the Financial Services Engineering department at Coverity, a leading software startup providing code quality and security solutions for top financial institutions and hedge funds in New York including NYSE, Nasdaq, JPMC and Barclays, from April 2012 to April 2014. Before joining Coverity, Mr. Sarig held lead technical roles at Bloomberg from October 2011 to April 2012 and EPIQ Systems, Inc. (Nasdaq:EPIQ), a legal process outsourcing company, from February 2006 to October 2011. Prior to moving to New York City, Mr. Sarig lived in Israel where he held various software engineering roles at startups from various industries including companies involved in digital printing solutions and military navigation systems. Mr. Sarig also served in the IDF Special Forces from November 1995 to November 1998, where he obtained the rank of Sergeant First Class. Mr. Sarig holds a Bachelor of Science in Computer Science from Touro College, is fluent in English, French, Hebrew and C++. We believe that Mr. Sarig is qualified to serve as a member of our Board based on the perspective and experience he brings as co-founder and President and Chief Executive Officer of Mohawk Opco.

Fabrice Hamaide has served as a director and our Chief Financial Officer since September 2018 and has served as Chief Financial Officer of Mohawk Opco since July 2017. Prior to joining Mohawk, Mr. Hamaide held numerous financial, CFO and President roles in various technology and consumer product companies in Europe and in the U.S. such as Piksel, Inc. (TV Everywhere, Over-the-Top (“OTT”) SaaS) from July 2012 to March 2017, Atari (video game developer, publisher and distributer) from May 2008 to March 2010, Parrot (drone and Bluetooth consumer electronics) from November 2005 to February 2008 and Logitech (PC / TV peripherals) from February 1996 to April 1997. Mr. Hamaide holds an MBA from Columbia Business School, an MS in Information Systems design from the Sorbonne University and a BS in Applied Mathematics from Jussieu University. A petition of bankruptcy was filed by Piksel, Inc. (f/k/a Kit Digital Inc.) in April 2013. We believe that Mr. Hamaide is qualified to serve as a member of our Board based on the perspective and experience he brings from serving as a Chief Financial Officer for public companies and serving as a board member for private companies.

Tomer Pascal has served as our Chief Revenue Officer since September 2018 and has served as the Chief Revenue Officer for Mohawk Opco since August 2017. Prior to joining Mohawk, he was the Chief Executive Officer and co-founder for OMG Studios, a developer of digital media and advertising software products, from January 2015 to January 2016 and in various roles at Perion, an ad-tech company, from September 2009 to January 2015. Mr. Pascal has held a variety of co-founder and general manager roles focusing on marketing and revenue growth for companies in media and technology. He served in the Israeli military from August 1998 to October 2003 and was a company commander for certain special combat units and when he left the military in 2003 he held the rank of Captain.

Joseph A. Risico has served as our General Counsel since September 2018 and has served as General Counsel for Mohawk Opco since February 2018. Prior to joining Mohawk, Mr. Risico held a number of legal and business positions, most recently at AutoModality, Inc., a UAV flight control software company, where he served as Chief Operating Officer and General Counsel from February 2017 to February 2018, Ecovative Design LLC, a biomaterials company, where he served as General Counsel and Head of Business Development from August 2011 to February 2017, and 3M Company, where he served as the General Counsel of 3M’s corporate ventures business from May 2010 to July 2011. Mr. Risico started his legal career as a corporate associate at the law firm of Cravath, Swaine & Moore LLP from August 2001 to June 2006. Mr. Risico holds a B.A. from New York University with concentrations in accounting and economics and a J.D. from Columbia Law School. Mr. Risico also holds a CPA (not active).

Mihal Chaouat-Fix has served as our Chief Product Officer since September 2018. Prior to taking the Chief Product Officer role, since June 2014, Ms. Chaouat-Fix served as our Chief Operating Officer, where she was responsible for our day-to-day leadership and operational management. Prior to joining Mohawk, Ms. Chaouat-Fix worked in various strategic roles from April 2000 to March 2014 at Gottex Models Ltd., an international fashion swimwear company. Among her various roles spanning operations and marketing, she oversaw manufacturing, supply chain and distribution of 12 million units a year to over 40 countries world-wide.

Roi Zahut has served as our Chief Technology Officer since January 2019. Prior to joining Mohawk, he served in a number of roles, including as the CTO of the Advanced Analytics global consulting team at IBM and as the architect of IBM Metropulse, a retail & CPG analytics platform, from October 2016 to January 2019. Prior to that, Mr. Zahut lived in Israel where he held senior technical, business and data science roles in startups and consulting companies including IBM Israel from January 2015 to October 2016, Brainbow Ltd from October 2013 to January 2015 and Matrix IT Ltd, an information technology company, from October 2008 to October 2011, working across industries (CPG, industrial and defense). Mr. Zahut also served in the Israeli Air Force from September 2005 to October 2008 where he obtained the rank of Sergeant First Class. Mr. Zahut holds an MSc in Neuroscience with distinction from Bar Ilan University.

Pramod K C will serve as our Chief Operating Officer beginning June 2020. Prior to joining Mohawk, Mr. K C was head of Asia Operations for G-Lab GmbH, a Swiss consumer electronics company, from April 2014 to May 2020. Mr. K C previously held various General Manager positions at PassageMaker Solutions, a supply chain management company in Asia, from July 2007 to March 2014 and was involved in development, procurement, production management, quality control and export logistics within the supply chain for a variety of clients, including Hewlett-Packard, DELL, Harley Davidson and Home Depot. Mr. K C started his career as a product development engineer, performing embedded software programming for consumer electronics products. He then began handling and managing integrated supply chains and operations for companies operating in the Asia-Pacific region. He holds a Bachelor in Engineering with a focus in Applied Electronics Technology from Shanghai University.

Family Relationships

There are no family relationships among any of our directors or executive officers except that Yaniv Sarig and Mihal Chaouat-Fix are siblings.

BOARD OF DIRECTORS

Our business and affairs are managed under the direction of our Board, which currently consists of seven members. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management.

In accordance with our amended and restated certificate of incorporation and our Bylaws, our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

•	our class I directors are Mr. Kurtz and Dr. Liu and their term will expire at the Annual Meeting;

•	our class II directors are Mr. Petersen, Ms. Harlam and Ms. von Walter and their term will expire at the annual meeting of stockholders to be held in 2021; and

•	our class III directors are Mr. Sarig and Mr. Hamaide and their term will expire at the annual meeting of stockholders to be held in 2022.

At each annual meeting of stockholders, the successors to the directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. In addition, the authorized number of directors may be changed only by resolution of our Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing a change of our management or a change in control.

The names of our current directors, their ages as of May 15, 2020, director class and biographies are listed below. There are no family relationships between or among any of our directors.

Name	Age	Director Class	Position(s)
William Kurtz	63	Class I	Director
Stephen Liu, M.D.	60	Class I	Director
Greg B. Petersen	57	Class II	Director
Amy von Walter	46	Class II	Director
Bari A. Harlam	58	Class II	Director
Yaniv Sarig(1)	42	Class III	President and Chief Executive Officer, Director
Fabrice Hamaide(2)	54	Class III	Chief Financial Officer, Director

(1)	Please see “Executive Officers” on page 9 of this Proxy Statement for Mr. Sarig’s biography.
(2)	Please see “Executive Officers” on page 9 of this Proxy Statement for Mr. Hamaide’s biography.

William Kurtz has served as a director since August 2019. Mr. Kurtz is a senior financial and operations executive with over 30 years of experience operating as chief financial officer or chief operating officer at several private and public technology companies on the East Coast and in Silicon Valley. Since 2016, he has served as a member of the board of directors of Verint Systems Inc., an analytics company, and he currently serves as chairman of its Audit Committee. Mr. Kurtz has served as the Chief Financial and Commercial Officer for Ripcord, Inc. since January 2020 and as a Strategic Advisor for Bloom Energy Corporation, a manufacturer of on-site power generation platforms, since January 2019 and previously served as its Chief Commercial Officer (from May 2015 to December 2018) and Chief Commercial & Financial Officer (from March 2008 to May 2015). Mr. Kurtz has also held a number of CFO or other senior finance and operations roles at a variety of organizations, including Novellus Systems, Inc. (from September 2005 to February 2008), Engenio Information Technologies, Inc. (from March 2004 to August 2005), 3PARdata, Inc. (from July 2001 to February 2004), Scient Corporation (from August 1998 to June 2001), AT&T Corporation (from July 1983 to July 1998) and Price Waterhouse & Co./Brout & Company (from June 1979 to July 1983). Mr. Kurtz also served as a member of the board of directors and chair of the audit committee of Violin Memory Inc. (from November 2014 to February

2017), PMC-Sierra, Inc. (from April 2003 to January 2016), AuraSound, Inc. (from August 2010 to April 2012), ONStor, Inc. (from January 2008 to July 2009) and Redback Networks Inc. (from October 1999 to January 2007). Mr. Kurtz holds a Bachelor of Science in Commerce from Rider University and a Master of Science in Management Sciences from Stanford University. We believe Mr. Kurtz is qualified to serve as a member of our Board due to his experience in chief financial officer and chief operating officer roles and his experience in private and public technology companies.

Stephen Liu, M.D. has served as a director since September 2018. Dr. Liu brings more than 25 years of experience as a physician-executive, entrepreneur, an academic orthopedic surgeon specializing in sports medicine and a senior clinical advisor to several medical device companies and financial organizations in the U.S. and Asia. Dr. Liu is both a General Partner and Venture Partner in multiple healthcare ventures, including Bio Ventures Investors Fund since 2014, Uptick Healthcare Advisors Fund since 2016, and IFGWorld Health Investment Fund since 2015, all of which are strategically focused on making investments in medical technology and the specialized health care space. He has been the executive Chairman/Founder of IFGworld, a virtual reality contents and streaming platform focused on mental wellness since 2017. He has been on the board of POC Medical Systems Inc., a breast cancer diagnostic company, since 2016. He also served as a member of the Board of Directors of American International Bank from 1997 to 2000, as Chairman/founder of Interbusiness Bank from September 2000 to September 2008 and as Chairman/founder of First China Capital Partners from 2010 to 2012, all of which were acquired. Dr. Liu was a two-term Chairman of the National Association of Chinese-American Bankers Association from 2005 to 2007. In 2013 he was elected as a founding board member of the Yale Asia Development Council. He has served on the board of Center Theater Group and World Affairs Council in Los Angeles. He was the recipient of the Verdugo Hills Hospital Foundation Humanitarian Award. Dr. Liu holds a B.A. in Biology and Psychology from UCLA and an M.D. from the University of Southern California. Dr. Liu’s service on our Board will cease when his current term expires at the Annual Meeting.

Greg B. Petersen has served as a director since June 2019. Mr. Petersen currently serves on two other public company boards, PROS Holdings, Inc. and Plus Therapeutics, Inc. Mr. Petersen has previously served on other public company boards and has extensive experience as a Chief Financial Officer and executive at several software companies. Since February 2020, Mr. Petersen has served as a member of the board of directors for Plus Therapeutics, Inc., a clinical-stage pharmaceutical company focused on the discovery, development and delivery of innovative treatments for cancer and rare diseases, and serves as a member of its Audit Committee and Compensation Committee. Since 2007, he has served as a member of the board of directors of PROS Holdings, Inc., a provider of artificial intelligence solutions that powers commerce in the digital economy, and serves as chairman of its Compensation and Leadership Development Committee and as a member of its Audit Committee. Mr. Petersen also served on the board of directors of Diligent Corporation (2013 to 2016), a provider of enterprise governance management solutions, and Piksel, Inc. (2012 to 2017), which designs, builds and manages online video services. He was also an advisory board member at Synthesio (2014 to 2016), a provider of social listening tools. Mr. Petersen served as the chairman of the audit committee at Diligent and Piksel. A petition of bankruptcy was filed by Piksel, Inc. (f/k/a Kit Digital Inc.) in April 2013. Mr. Petersen has served as the president of Brookview Capital Advisors, an operations and investment advisory business, since 2016. From 2014 to 2015, he served as Executive Vice Chairman at Diligent Corporation. Mr. Petersen previously served as Chief Financial Officer of Lombardi Software, Inc., a business process management software provider (which was sold to IBM in 2010), from 2008 to 2010 and Activant Solutions, Inc., a provider of business management solutions to retail and wholesale distribution businesses (which is now part of Epicor Software), from 2001 to 2007. Mr. Petersen previously served in executive roles with Trilogy Software, a provider of enterprise software and business services, from 1999 to 2001 and RailTex, a short-line and regional rail service provider, from 1997 to 1999. Mr. Petersen began his career with American Airlines, Inc., including serving as managing director of corporate development Mr. Petersen holds a Bachelor of Arts in Economics from Boston College and a Master of Business Administration from the Fuqua School of Business at Duke University. We believe Mr. Petersen is qualified to serve as a member of our Board due to his business and leadership experience in software companies, merger and acquisition experience and extensive financial planning, accounting, governance, compensation planning and risk management knowledge.

Amy von Walter has served as a director since June 2019. Since August 2018, Ms. von Walter has served in various roles at The Nature’s Bounty Co., a privately held, global manufacturer, marketer and online seller in the nutritional market, including Chief Administrative Officer and Global Chief Communications Officer. Ms. von Walter has held a number of senior level communications leadership roles at a variety of organizations, including Toys “R” Us, Inc. (March 2016 to August 2018), Best Buy Co., Inc. (NYSE: BBY) (September 2012 to March 2016), Medtronic PLC (NYSE: MDT) (October 2011 to September 2012), HealthPartners & Regions Hospital (May 2008 to October 2011), Target Corporation (NYSE: TGT) (December 2006 to May 2008) and the Department of Homeland Security (December 2006 to May 2008). She is an expert in crises and issues, having joined the Department of Homeland Security during its early days following 9/11 and having spent much of her career in this space. Ms. von Walter has deep experience in highly complex scenarios, including turnarounds, proxy battles and restructuring, and has managed reputational threats ranging from cybersecurity and terrorism to labor strife, privacy issues, recalls and employee misconduct. Ms. von Walter holds a Bachelor of Arts in Broadcast Journalism and Public Relations from the University of Minnesota, and later served as an adjunct professor at its School of Journalism in 2016. She has served as an advisory board member for the USC Annenberg Center for Public Relations since 2016 and previously served on several nonprofit boards, including Oakland-based Techbridge Girls, where she helped manage the exit of its CEO/founder, and Minnesota-based ACES, a nonprofit dedicated to helping low-income students close the achievement gap. We believe Ms. von Walter is qualified to serve as a member of our Board due to her experience in the consumer packaged goods and retail industries as well as her expertise in communications, crisis management and public relations.

Bari A. Harlam has served as a director since February 2020, is a business leader, marketer, educator and author. Ms. Harlam has served on the Board of Directors of Eastern Bank since February 2014, Champion Petfoods LP since March 2020 and OneWater Marine Inc. (Nasdaq: ONEW) since May 2020, and serves as a member of the Compensation Committee for OneWater Marine Inc. From April 2018 to March 2020, she served as EVP, Chief Marketing Officer North America at Hudson’s Bay Company (TSX: HBC). Prior to her time at Hudson’s Bay Company, she was EVP, Membership, Marketing & Analytics at BJ’s Wholesale Club (NYSE: BJ) from July 2012 to December 2016. Before joining BJ’s Wholesale Club, she served as Chief Marketing Officer at Swipely, now called Upserve, from August 2011 to July 2012 and prior to that, she served as SVP, Marketing at CVS Health (NYSE: CVS) from 2000 to August 2011. Early in her career, she was a Professor at Columbia University from July 1989 to July 1992 and The University of Rhode Island from July 1992 to July 2000. In addition, she was an Adjunct Professor at The Wharton School at The University of Pennsylvania from January 2015 to May 2018. She received a Bachelor of Science, a Master of Science and a Ph.D. in Marketing from The University of Pennsylvania, The Wharton School. We believe Ms. Harlam is qualified to serve as a member of our Board due to her experience in the consumer packaged goods and retail industries as well as her expertise in marketing.

CORPORATE GOVERNANCE AND BOARD MATTERS

This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of our Board and our Code of Conduct and Ethics described below may be viewed on our internet website at https://ir.mohawkgp.com/corporate-governance/governance-highlights under “Governance Charters” and “Governance Documents”. Alternately, you can request a copy of any of these documents free of charge by writing to our Secretary, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003.

Director Independence

Under the rules and listings standards of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), a majority of the members of our Board must satisfy the Nasdaq criteria for “independence.” No director qualifies as independent under the Nasdaq Rules unless our Board affirmatively determines that the director does not have a relationship with us that would impair independence (directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our Board has determined that Messrs. Kurtz and Petersen, Mses. von Walter and Harlam and Dr. Liu are independent directors as defined under the Nasdaq Rules. Messrs. Sarig and Hamaide are not independent under the Nasdaq Rules as a result of their positions as our Chief Executive Officer and Chief Financial Officer, respectively. Prior to his resignation from our Board in June 2019, our Board did not determine whether Mr. Asher Delug qualified as independent under the Nasdaq Rules as Mr. Delug’s service on our Board terminated immediately prior to the commencement of trading of our common stock on the Nasdaq Capital Market.

Board Leadership Structure

Our Bylaws provide our Board with the discretion to appoint a chairperson of our Board, which may be combined or separate from our Chief Executive Officer. We do not currently have a chairperson of our Board. Our Board believes that we do not need a chairperson for the Board because Mr. Sarig, our Chief Executive Officer, co-founder of Mohawk Opco and director, is most familiar with our business and industry, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and is therefore best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board does not currently have a lead independent director. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our overall risk management process. The responsibility for managing risk rests with executive management while the committees of our Board and our Board as a whole participate in the oversight process. Our Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.

Meetings and Executive Sessions

Our Board meets on a regular basis throughout the year to review significant developments affecting us and to act upon matters requiring its approval. Our Board also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During fiscal year 2019, (i) our Board met six times and acted by unanimous written consent seven times, (ii) our audit committee of the

Board (the “Audit Committee”) met five times and did not take any actions by unanimous written consent, (iii) our compensation committee of the Board (the “Compensation Committee”) met five times and acted by unanimous written consent two times, and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) met one time and did not take any actions by unanimous written consent. None of our directors attended fewer than 75% of the total number of meetings held by our Board and the committees (on which and for the period during which the director served) during fiscal year 2019.

As required under applicable Nasdaq listing standards, our independent directors periodically meet in executive session at which only they are present.

Policy Regarding Board Member Attendance at Annual Meetings

It is the policy of our Board to invite directors and nominees for director to attend annual meetings of our stockholders. We completed our initial public offering in June 2019 and did not hold an annual meeting of stockholders in fiscal year 2019.

Information Regarding Committees of the Board of Directors

Our Board has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table provides membership information as of the date hereof and meetings held in 2019 for each of these committees of our Board:

Name	Audit	Compensation	Nominating and Corporate Governance
William Kurtz(1)	X	X	X*
Stephen Liu, M.D.(2)	X
Greg B. Petersen(3)	X*		X
Amy von Walter(4)	X	X*
Bari A. Harlam(5)		X	X
Yaniv Sarig
Fabrice Hamaide
Total meetings in 2019	5	5	1

*	Current Committee Chairperson.
(1)

Mr. Kurtz joined the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, and became the Chairperson of the Nominating and Corporate Governance Committee, effective August 23, 2019.

(2)	Dr. Liu joined the Audit Committee effective June 12, 2019.
(3)

Mr. Petersen joined the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, and became the Chairperson of the Audit Committee, effective June 12, 2019. Mr. Petersen served on the Compensation Committee until February 19, 2020.

(4)

Ms. von Walter joined the Audit Committee, Nominating and Corporate Governance Committee and the Compensation Committee, and became the Chairperson of the Compensation Committee, effective June 12, 2019. Ms. von Walter served on the Nominating and Corporate Governance Committee until February 19, 2020.

(5)	Ms. Harlam joined the Compensation Committee and the Nominating and Corporate Governance Committee, effective February 19, 2020.

Below is a description of each primary committee of our Board. Members serve on these committees until their resignation, disqualification or removal or until otherwise determined by our Board. Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our Board has determined that each member of each of these committees meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Mr. Petersen, Mr. Kurtz, Dr. Liu and Ms. von Walter, with Mr. Petersen serving as Chairperson of the committee. Each member of the Audit Committee must be independent as defined under the applicable Nasdaq Rules and SEC rules and financially literate under the Nasdaq Rules. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Rules and the SEC rules and that Mr. Petersen is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include, among others:

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appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;

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prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles with us, and such independent registered public accounting firm or their affiliates;

•	determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;

•	monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;

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reviewing with management and the independent registered public accounting firm any fraud that includes management or other employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;

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establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with laws and rules; and

•

reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The Audit Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Typically, the Audit Committee meets at least quarterly and with greater frequency if necessary. Our Board has adopted a written charter of the Audit Committee that is available to stockholders on our internet website at https://ir.mohawkgp.com/corporate-governance/governance-highlights under “Governance Charters”.

Compensation Committee

Our compensation committee is comprised of Ms. von Walter, Ms. Harlam and Mr. Kurtz, with Ms. von Walter serving as Chairperson of the committee. Our Board has determined that each member of the Compensation Committee is “independent” under the Nasdaq Rules and SEC rules. Each of the members of the Compensation Committee is also a “non-employee director” as that term is defined under Rule 16b-3 of the Exchange Act. The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the compensation committee are included in its written charter. The responsibilities of the Compensation Committee include:

•

reviewing, modifying and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

•

determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;

•

determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;

•

reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other senior management;

•	conducting periodic reviews of the base compensation levels of all of our employees generally;

•	reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;

•

reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans; and

•

reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk.

In addition, once we cease to be an “emerging growth company”, as defined in the Jumpstart Our Business Startups Act of 2012, the responsibilities of the Compensation Committee will also include:

•

reviewing and recommending to our Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements; and

•

reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our annual reports on Form 10-K, registration statements and our annual meeting proxy statements.

Our Board has adopted a written charter of the Compensation Committee that is available to stockholders on our internet website at https://ir.mohawkgp.com/corporate-governance/governance-highlights under “Governance Charters”. The Compensation Committee meets from time to time during the year. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

The Compensation Committee is authorized to retain the services of independent advisers to assist it in carrying out its responsibilities. Since July 2019, Semler Brossy Consulting Group LLC (“Semler Brossy”) has provided compensation consulting services to assist management and the Compensation Committee in assessing our equity compensation plans and the compensation for our executive officers and other senior management. Semler Brossy is independent from Mohawk, was engaged directly by the Compensation Committee and has received compensation from Mohawk only for services provided to the Compensation Committee. The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers, in order to consider appropriate compensation for our Chief Executive Officer and Chief Financial Officer. For all other named executive officers, the Compensation Committee meets outside the presence of all executive officers except our Chief Executive Officer and Chief Financial Officer. The annual performance of our executive officers is considered by the Compensation Committee when making decisions on setting base salary, targets for and payments under any bonus plan and grants of equity incentive awards. When making decisions on executive officers, the Compensation Committee considers the importance of the position to us, the past salary history of the executive officer and the contributions we expect the executive officer to make to the success of our business going forward.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal year 2019 are described in greater detail in the “Executive Compensation” section of this Proxy Statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Mr. Kurtz, Mr. Petersen and Ms. Harlam, with Mr. Kurtz serving as Chairperson of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Rules and all applicable laws. The responsibilities of the Nominating and Corporate Governance Committee are included in its written charter. The Nominating and Corporate Governance Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating and Corporate Governance Committee include, among others:

•	making recommendations to our Board regarding corporate governance issues;

•	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);

•	determining the minimum qualifications for service on our Board;

•	reviewing and evaluating incumbent directors;

•	instituting and overseeing director orientation and director continuing education programs;

•	serving as a focal point for communication between candidates, non-committee directors and our management;

•	recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;

•	making other recommendations to our Board regarding matters relating to the directors;

•	reviewing succession plans for our Chief Executive Officer and our other executive officers; and

•	considering any recommendations for nominees and proposals submitted by stockholders.

Our Board has adopted a written charter of the Nominating and Corporate Governance Committee that is available to stockholders on our internet website at https://ir.mohawkgp.com/corporate-governance/governance-highlights under “Governance Charters”. The Nominating and Corporate Governance Committee meets from time to time as it deems appropriate or necessary.

The Nominating and Corporate Governance Committee periodically reviews, discusses and assesses the performance of our Board and the committees of our Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee will seek input from senior management, our Board and others. In assessing our Board, the Nominating and Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders. The Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition at least annually. The Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Consideration of Director Nominees

Director Qualifications

There are no specific minimum qualifications that our Board requires to be met by a director nominee recommended for a position on our Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Corporate Governance Committee may consider a potential director candidate’s integrity, experience, judgment, commitment, skills, diversity, age, gender, race, background, place of residence, areas of expertise, experience serving as a board member or executive officer of other companies, relevant academic expertise and other factors relative to the overall composition of our Board and Board committees, including the following characteristics and factors:

•	the highest ethical standards and integrity and a strong personal reputation;

•	a background that demonstrates experience and achievement in business, finance, ecommerce, artificial intelligence, regulatory, governance or other matters relevant to our business and activities;

•	a sound understanding of business strategy, corporate governance and the operations and role of our Board;

•	a willingness to act on and be accountable for Board and, as applicable, committee decisions;

•	a willingness to act in the best interests of our Company and our stockholders;

•	a willingness to assist and support our management;

•	an ability to provide reasoned, informed and thoughtful counsel to management on a range of issues affecting us and our stockholders;

•	an ability to work effectively and collegially with other individuals;

•	loyalty and commitment to driving our success and increasing long-term value for our stockholders;

•	no material personal, financial, professional or familial interest in any of our present or potential competitors;

•	sufficient time to devote to Board and, as applicable, committee membership and matters; and

•	meeting the independence requirements imposed by the SEC and Nasdaq with respect to the Board and Board committee service.

The Nominating and Corporate Governance Committee retains the right to modify these criteria from time to time.

Securityholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by our securityholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether a candidate was recommended by a securityholder or not. Securityholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to our Board at the 2021 Annual Meeting of Stockholders must do so by delivering a written recommendation to the Nominating and Corporate Governance Committee, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003, Attn: Secretary, no earlier than the close of business on March 1, 2021, but no later than March 31, 2021, unless the meeting date is more than 30 days before or after June 29, 2021, in which case the written recommendation must be received by our Secretary no later than the close of business not earlier than the close of business on the 120th day prior to the date of the 2021 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2021 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2021 Annual Meeting of Stockholders. Each written recommendation must set forth, among other information:

•	the name and address of the securityholder(s) on whose behalf the recommendation is being made (the “Recommending Securityholder”);

•

the class, series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by the Recommending Securityholder made as of the date of the written recommendation, and the time period for which such shares have been held;

•

a statement from the Recommending Securityholder as to whether such Recommending Securityholder has a good faith intention to continue to hold the reported shares through the date of our next annual meeting of stockholders;

•	the proposed director candidate’s full legal name, age, business address and residential address;

•	a description of the proposed director candidate’s principal occupation or employment and business experience for at least the previous five years;

•	complete biographical information for the proposed director candidate;

•	a description of the proposed director candidate’s qualifications as a director;

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the class, series and number of shares of our capital stock which are, directly or indirectly, owned of record and beneficially by the proposed director candidate, and the date or dates on which such shares were acquired and the investment intent of such acquisition;

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a description of all relationships between the Recommending Securityholder and the proposed director candidate, and of all arrangements or understandings between such Recommending Securityholder and the proposed director candidate;

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any other information relating to the proposed director candidate that is required to be disclosed in solicitations for proxies for election of directors in an election contest or that is otherwise required pursuant to Regulation 14A promulgated under the Exchange Act;

•	a statement from the Recommending Securityholder supporting such Recommending Securityholder’s view that the proposed director nominee possesses the minimum qualifications prescribed by us for nominees, and briefly describing the contributions that the proposed director nominee would be expected to make to our Board and to the governance of Mohawk; and

•

a statement from the Recommending Securityholder whether, in the view of such Recommending Securityholder, the nominee, if elected, would represent all of our stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Mohawk.

Director candidate nominations from stockholders must include a written statement of each proposed nominee (1) consenting to be named as a nominee for election to our Board, (2) consenting to serve as a director, if elected, and (3) consenting to be interviewed by the Nominating and Corporate Governance Committee, if the Nominating and Corporate Governance Committee chooses to do so in its discretion. If a proposed director candidate is recommended by a stockholder in accordance with the procedural requirements discussed above, our Secretary will provide the foregoing information to the Nominating and Corporate Governance Committee.

Material Changes to the Procedures by which Security Holders May Recommend Nominees to the Board of Directors

On June 14, 2019, we adopted the Bylaws, effective as of such date. The Bylaws primarily updated our prior bylaws (the “Prior Bylaws”) to include and update provisions commonly found in the bylaws of public Delaware corporations similar to us.

Article II, Section 2.5 of the Bylaws (the “Advance Notice Provisions”) amended the Prior Bylaws to describe the manner and timeframes in which our stockholders may nominate any person for election to our Board at an annual or special meeting of stockholders. The Advance Notice Provisions set forth the various eligibility requirements that must be met by any stockholder who wishes to nominate any person for election to our Board. The Advance Notice Provisions also describe the substantive and procedural requirements that a stockholder must comply with in order to properly bring business, including the nomination of any person for election to our Board, before an annual or special meeting.

Among other requirements, the Advance Notice Provisions provide that: (i) a stockholder must provide to the secretary of the Company timely notice of any director nominations, proposed to be brought before the annual or special meeting, which notice must conform to the substantive requirements set forth in the Bylaws; (ii) a stockholder must deliver certain information regarding the person making the proposal, information regarding such nominee to the Board, in each case as set forth in the Bylaws, and update and supplement such information as required; and (iii) any nominee for election to our Board must provide both a written questionnaire regarding such nominee’s background and qualifications, and a written representation and agreement regarding voting commitments, indemnification or similar arrangements and compliance with our policies applicable to members of our Board.

Evaluating Nominees for Director

Our Nominating and Corporate Governance Committee will consider director candidates who are suggested by members of the committee, other members of our Board, members of management, advisors and our securityholders who submit recommendations in accordance with the requirements set forth above. The Nominating and Corporate Governance Committee may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Nominating and Corporate Governance Committee, but to date it has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Nominating and Corporate Governance Committee will evaluate all nominees for director under the same approach whether they are recommended by securityholders or other sources.

The Nominating and Corporate Governance Committee will review candidates for director nominees in the context of the current composition of our Board and committees, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee may consider the director nominee’s qualifications, diversity, age, skills and such other factors as it deems appropriate given the current needs of our Board, the committees and our Company, to maintain a balance of knowledge, experience, diversity and capability in various areas. In the case of an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee may review such director’s overall service to our Board, the committees and our Company during his or her term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence, and the director’s contribution as a whole and effectiveness in serving the best interests of the Company and our stockholders. In the case of new director candidates, the Nominating and Corporate Governance Committee will also determine whether the nominee must be independent for Nasdaq and SEC purposes, which determination will be based upon applicable Nasdaq listing standards and applicable SEC rules and regulations. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating and Corporate Governance Committee will focus on whether the nominees can contribute varied perspectives, skills, experiences and expertise to our Board.

The Nominating and Corporate Governance Committee will evaluate the proposed director’s candidacy, including proposed candidates recommended by securityholders, and recommend whether our Board should nominate the proposed director candidate for election by our stockholders.

Securityholder Communications with the Board of Directors

Our Board has adopted a formal process by which securityholders may communicate with our Board or any of its directors. Securityholders of Mohawk wishing to communicate with our Board or an individual director may send a written communication to our Board or such director, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003, Attn.: Secretary. Each communication must set forth:

•	the name and address of the Mohawk securityholder(s) on whose behalf the communication is sent; and

•	the class, series and number of shares of capital stock of Mohawk that are owned beneficially and of record by the securityholder(s) as of the date of the communication.

Each communication will be reviewed by Mohawk’s Secretary to determine whether it is appropriate for presentation to our Board or the individual director. Examples of inappropriate communications include junk mail, spam, mass mailings, product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. These screening procedures have been approved by a majority of the independent members of our Board.

Communications determined by our Secretary to be appropriate for presentation to our Board or such director will be submitted to our Board or the individual director on a periodic basis. All communications directed to the Audit Committee in accordance with our “Open Door” Reporting and Non-Retaliation Policy Regarding Accounting and Auditing Matters (the “Open Door Policy”) that relate to questionable accounting, internal accounting controls or auditing matters involving the Company generally will be forwarded to a compliance officer designated by the Audit Committee to receive and review these communications and to the chairperson of the Audit Committee, in accordance with the terms of the Open Door Policy. All communications directed to the Board in accordance with our Code of Conduct and Ethics that relate to non-financial matters (including without limitation purported or suspected violations of any law or regulation, our Code of Conduct and Ethics or other policies) will generally be forwarded to a compliance officer designated by the Board to receive and review these communications and then promptly and directly forwarded by a compliance officer to the Audit Committee or our Board, as appropriate, in accordance with the terms of the Code of Conduct and Ethics.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other employees. We have posted the Code of Conduct and Ethics on our website at https://ir.mohawkgp.com/corporate-governance/governance-highlights under “Governance Documents”. The Code of Conduct and Ethics can only be amended by the approval of the Audit Committee and any waiver to the Code of Conduct and Ethics for an executive officer or director may only be granted by our Audit Committee and must be timely disclosed as required by applicable law. We expect that any amendments to the Code of Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.

Hedging and Pledging Policies

As part of our insider trading policy, our executives and directors are prohibited from engaging in short sales of our securities and from engaging in hedging and monetization transactions involving our securities. Our insider trading policy does not restrict pledges of securities, but requires that pledges of securities be pre-cleared by an insider trading compliance officer.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2019 (“Named Executive Officers”), which consist of our principal executive officer, up to two other most highly compensated executive officers who were serving as executive officers as of December 31, 2019 and up to two additional individuals who would have been another most highly compensated executive officer but for the fact that such individual was not serving as an executive officer as of December 31, 2019, are:

•	Yaniv Sarig, our Chief Executive Officer;

•	Fabrice Hamaide, our Chief Financial Officer; and

•	Tomer Pascal, our Chief Revenue Officer.

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid to our Named Executive Officers for the fiscal years ended December 31, 2019 and 2018:

Name and principal position	Year	Salary/ Fees ($)	Bonus ($)	Option awards ($)(1)	Stock awards ($)(2)	All Other Compensation ($)	Total ($)
Yaniv Sarig	2019	300,000	30,000	—	9,039,709	12,837(3)	9,382,546
President and Chief Executive Officer	2018	237,500	475,000	3,322,000	—	—	4,034,500
Fabrice Hamaide	2019	300,000	30,000	—	12,203,611	57,983(4)	12,591,594
Chief Financial Officer	2018	300,000	475,000	2,718,000	—	21,817(5)	3,514,817
Tomer Pascal	2019	300,000	31,750	—	4,519,854	5,169(3)	4,856,773
Chief Revenue Officer

(1)

The amounts in this column represent the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K, filed with the SEC on March 30, 2020. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)

The amounts in this column represent the aggregate grant date fair value of the restricted stock awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K, filed with the SEC on March 30, 2020. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards.

(3)	Consists solely of medical benefits.
(4)	Consists of $19,096 for medical benefits and $38,887 for reimbursement of commuting expenses.
(5)	Consists solely of reimbursement for commuting expenses.

Narrative Disclosure to Summary Compensation Table

Employment and Severance Agreements

Yaniv Sarig—We entered into an offer letter with Mr. Sarig, dated April 1, 2015. Pursuant to the offer letter, Mr. Sarig’s base salary was initially $120,000 per year. During his employment, Mr. Sarig has received various base salary adjustments and his current base salary is $300,000 per year. Mr. Sarig’s employment is at will and may be terminated at any time by us or Mr. Sarig, with or without cause.

Fabrice Hamaide—We entered into a contractor agreement with Mr. Hamaide, dated July 1, 2017. Pursuant to this agreement, Mr. Hamaide’s compensation was initially set at $300,000 per year, and his current compensation is $300,000 per year. If Mr. Hamaide’s agreement is terminated without cause, Mr. Hamaide will be entitled to six months of compensation.

Tomer Pascal—We entered into a contractor agreement with Mr. Pascal, dated August 14, 2017. Pursuant to this agreement, Mr. Pascal’s compensation was initially set at $16,666.60 per month, and his current compensation is $300,000 per year. Mr. Pascal’s consulting services may be terminated by us at any time, with or without cause, by providing Mr. Pascal with two weeks prior written notice.

Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For the year ended December 31, 2019, the annual base salaries for each of Mr. Sarig, Mr. Hamaide and Mr. Pascal were $300,000, $300,000 and $300,000, respectively.

Bonuses

For the year ended December 31, 2019, bonuses in the amount of $30,000, $30,000 and $31,750 were paid to Mr. Sarig, Mr. Hamaide and Mr. Pascal, respectively, in recognition of the completion of our initial public offering (“IPO”) and our results of operations during the year ended December 31, 2019. For the year ended December 31, 2018, bonuses for the completion of certain fund-raising and strategic initiatives were paid to each of Mr. Sarig and Mr. Hamaide in the amount of $175,000. None of our Named Executive Officers received any non-equity incentive compensation in 2018 or 2019.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our Named Executive Officers and from time to time may grant equity incentive awards to them.

During the year ended December 31, 2019, we granted restricted stock awards to Mr. Sarig, Mr. Hamaide and Mr. Pascal in connection with the replacement of the Mohawk Group, Inc. Transaction Bonus Plan (the “Transaction Bonus Plan”). Effective July 9, 2018, we established the Transaction Bonus Plan to provide a means by which select employees may be given incentives to remain with Mohawk through a liquidity transaction. Under the Transaction Bonus Plan, our Board could, by unanimous approval, grant contractual rights to receive payments (each right, a “Participation Unit”) to any full-time employees or independent contractors that had at least three months of service with us. Each Participation Unit represented a proportional interest in the amount set aside for participants of the Transaction Bonus Plan (the “Plan Pool”). Participation Units were deemed vested (meaning the units were then eligible to vest upon, or following, a subsequent liquidity event) in nine monthly installments on each of the nine monthly anniversaries of the date of grant, subject to continued employment with us or a subsidiary of ours. Upon the closing of a Sale of the Company (as defined in the Transaction Bonus Plan), the Participation Units would immediately and fully vest, subject to continued employment with us or a subsidiary of ours. Upon the closing of a Qualified IPO (as defined in the Transaction Bonus Plan), the Participation Units would immediately vest in full. Following a Qualified IPO, on each of the first four six-month anniversaries of the Qualified IPO, a participant was entitled to payments and distributions equal to 25% of the participant’s proportional interest of the Plan Pool, subject to continued service with us, but subject to earlier payment in the event of certain terminations of employment. If payments were triggered by the occurrence of a Qualified IPO, the Plan Pool would have been deemed funded one-third in cash and two-thirds in our common stock. The Transaction Bonus Plan was replaced by the Mohawk Group Holdings, Inc. 2019 Equity Plan (the “2019 Plan”) and, effective March 20, 2019, all awards previously allocated under the Transaction Bonus Plan were replaced with grants under the 2019 Plan.

During the year ended December 31, 2018, we granted options to purchase shares of our common stock to Mr. Sarig, Mr. Hamaide and Mr. Pascal as part of the completion of certain fund-raising and strategic initiatives, as described in more detail in the “Outstanding Equity Awards at December 31, 2019” table below.

Potential Payments Upon Termination or Change in Control

Mr. Hamaide’s independent contractor agreement provides that if Mr. Hamaide’s contractor agreement is terminated without cause, Mr. Hamaide will be entitled to six months of compensation.

On October 11, 2018, our Board approved certain option awards which were granted on December 28, 2018. Additional information regarding these option grants can be found below in the “Outstanding Equity Awards at December 31, 2019” table below. Our Board provided that the options granted to Mr. Sarig, Mr. Hamaide and Mr. Pascal shall immediately and fully vest upon the occurrence of the closing of a sale of the Company, which is defined as (i) the accumulation, whether directly or indirectly, beneficially or of record, by an individual and/or entity of more than 50% of the outstanding shares of our common stock, or (ii) a sale of all or substantially all of our assets, which may include a license transaction.

During the year ended December 31, 2019, our Board approved certain restricted stock awards pursuant to the 2019 Plan. Additional information regarding these restricted stock awards can be found above under “Narrative Disclosure to Summary Compensation Table—Equity Compensation” and in the “Outstanding Equity Awards at December 31, 2019” table below. Pursuant to the 2019 Plan, the restricted stock awards granted to Mr. Sarig, Mr. Hamaide and Mr. Pascal thereunder will fully vest upon the occurrence of a “Change in Control” of the Company, which is defined as (i) any person (other than persons who are employees or service providers at any time more than one year before a transaction) becoming the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities; however, the foregoing shall exclude any bona fide sale of our securities by us to one or more third parties for purposes of raising capital; (ii) during any consecutive one-year period commencing after our IPO, individuals who constituted the Board at the beginning of the period (or their approved replacements, if the election of such replacement director (or nomination for election) was approved by a vote of at least a majority of the Board then still in office who either were members of the Board at the beginning of the period or were themselves approved replacements, but in either case excluding any director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board) cease for any reason to constitute a majority of the Board; (iii) we consummate a merger or consolidation with any other corporation unless: (a) our voting securities outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of our voting securities or such surviving entity outstanding immediately after such merger or consolidation; and (b) no person (other than persons who are employees or service providers at any time more than one year before the transaction) becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities; (iv) we sell or dispose of all, or substantially all, of our assets; or (v) our stockholders approve a plan or proposal for our liquidation or dissolution.

Perquisites, Health, Welfare and Retirement Plans and Benefits

We provide healthcare coverage to our employees. In addition, we have adopted a 401(k) plan for eligible employees. However, we do not currently match any portion of the contributions made by our employees to the 401(k) plan.

Outstanding Equity Awards at December 31, 2019

The following table presents the outstanding option and stock awards held by each of the Named Executive Officers as of December 31, 2019.

Name		Option awards				Stock awards
	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price per share ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested(1) ($)
Yaniv Sarig	12/28/2018(2)(3)	109,600	172,451	$9.72	12/27/2028
	3/20/2019(4)(5)					460,946	(6)	2,714,972
	11/27/2019(4)(5)					9,406		55,491
Fabrice Hamaide	11/21/2017(7)(8)	117,459	76,956	$6.79	11/20/2027
	12/28/2018(2)(3)	89,672	141,097	$9.72	12/27/2028
	3/20/2019(4)(5)					622,277		3,665,212
	11/27/2019(4)(5)					12,699		74,797
Tomer Pascal	11/21/2017(8)(9)	9,132	6,523	$6.79	11/21/2027
	12/28/2018(2)(3)	—	166,666	$9.72	12/27/2028
	3/20/2019(4)(5)					230,473		1,357,486
	11/27/2019(4)(5)					4,703		27,701

(1)

Represents the market value of the unvested shares underlying the restricted stock awards as of December 31, 2019, based on the closing price of our common stock on such date, as reported on the Nasdaq Capital Market, which was $5.89 per share. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards.

(2)

One-third of the shares subject to each stock option shall vest on the date that is one year after the vesting commencement date (October 11, 2018). The remaining shares subject to each stock option shall vest in a series of 24 successive, equal monthly installments measured from the first anniversary of the vesting commencement date, subject to the option holder’s continuous service as of each such date, inclusive.

(3)

The shares subject to each stock option shall immediately and fully vest upon the occurrence of the closing of a sale of the Company, which is defined as (i) the accumulation, whether directly or indirectly, beneficially or of record, by an individual and/or entity of more than 50% of the outstanding shares of our common stock or (ii) a sale of all or substantially all of our assets, which may include a license transaction, subject to the option holder’s continuous service as of each such event.

(4)

The shares of restricted common stock vest in four equal installments on March 13, 2020, June 14, 2020, December 14, 2020 and June 14, 2021. Mr. Sarig and Mr. Pascal forfeited the right to receive any shares that would have otherwise vested on March 13, 2020.

(5)	The shares of restricted common stock shall fully vest upon the occurrence of a Change in Control.
(6)	On October 30, 2019, Mr. Sarig gifted 460,946 shares of restricted common stock to the Sarig-Bulow Family Trust. Mr. Sarig’s minor children are the beneficiaries of the Sarig-Bulow Family Trust.
(7)

One-fourth of the shares subject to the stock option shall vest on the date that is one year after the vesting commencement date (July 1, 2017). The remaining shares subject to the stock option shall vest in a series of 36 successive, equal monthly installments measured from the first anniversary of the vesting commencement date, subject to the option holder’s continuous service as of each such date, inclusive.

(8)

Pursuant to that certain Agreement and Plan of Merger and Reorganization, by and among Mohawk Opco, MGH Merger Sub, Inc. and Mohawk, as amended by Amendment No. 1, dated as of April 1, 2018, whereby MGH Merger Sub, Inc. merged with and into Mohawk Opco, with Mohawk Opco remaining as the surviving entity and becoming a wholly-owned operating subsidiary of Mohawk (the “Merger”), options to purchase shares of Mohawk Opco’s common stock issued and outstanding immediately prior to the closing of the Merger were assumed and exchanged for options to purchase our common stock on September 4, 2018. This grant date reflects the historical date such options were granted by Mohawk Opco.

(9)

One-fourth of the shares subject to the stock option shall vest on the date that is one year after the vesting commencement date (August 14, 2017). The remaining shares subject to the stock option shall vest in a series of 36 successive, equal monthly installments measured from the first anniversary of the vesting commencement date, subject to the option holder’s continuous service as of each such date, inclusive.

Non-Employee Director Compensation

Historically, we have not had a non-employee director compensation program. However, pursuant to the letter agreement with IFG Health, Inc., dated as of April 2, 2018 (the “Letter Agreement”), we have agreed to pay Dr. Stephen Liu an annual retainer of $50,000. In 2018, we granted Dr. Liu an option to purchase 38,461 shares of our common stock in connection with his commencement of service with us, which vests 1/36th monthly following each one month period of service after September 19, 2018. Pursuant to the terms of the Letter Agreement, in the event that Dr. Liu is no longer serving as a member of our Board for any reason, other than his resignation, the option shall be deemed vested in its entirety. Dr. Liu’s option award will be deemed vested in its entirety when his current term expires at the Annual Meeting. In addition, we reimburse Dr. Liu for travel and other necessary business expenses incurred in the performance of his services for us.

While we did not have a formal non-employee director compensation policy in place for 2019, our non-employee directors, other than Dr. Liu, were paid the following amounts for the year ended December 31, 2019 (prorated for service for a partial year): (i) $50,000 per year, which, at each director’s election was payable one-third in shares of restricted common stock and two-thirds in cash; (ii) $15,000 per year to the chairperson of the Audit Committee; and (iii) $7,500 to the chairperson of the Compensation Committee and the Nominating and Corporate Governance Committee. No compensation was paid to other members of the Audit Committee, Compensation Committee or the Nominating and Corporate Governance Committee. We may adopt a formal compensation program for our non-employee directors in the future.

The following table sets forth summary information concerning compensation paid or accrued to the members of our Board for services rendered to us for the fiscal year ended December 31, 2019.

Name(1)	Fees Earned or Paid in Cash ($)		Option awards ($)(2)		Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Asher Delug(4)	—		—		—	—	—
William Kurtz(5)	19,595		—		238,777	—	258,372
Stephen Liu, M.D.(6)	50,000	(7)	—		—	—	50,000
Greg B. Petersen(8)	35,705		—	(9)	201,105	—	236,810
Amy von Walter(10)	33,830		—	(9)	209,602	—	243,432

(1)

Yaniv Sarig, our President and Chief Executive Officer, and Fabrice Hamaide, our Chief Financial Officer, and two of our Named Executive Officers, are not included in this table as they are employees of ours and therefore receive no compensation for their service as a director. Mr. Sarig’s and Mr. Hamaide’s compensation is included in the section entitled “Summary Compensation Table” on page 24 of this Proxy Statement.

(2)

The amounts in this column represent the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K, filed with the SEC on March 30, 2020. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options. As of December 31, 2019, our non-employee directors held options to purchase the following number of shares of common stock: Dr. Liu—38,461 shares.
(3)

The amounts in this column represent the aggregate grant date fair value of the restricted stock awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K, filed with the SEC on March 30, 2020. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards. As of December 31, 2019, our non-employee directors held the following number of shares of restricted common stock: Mr. Kurtz—28,325 shares; Mr. Petersen—28,325 shares; and Ms. von Walter—28,325 shares.

(4)	Mr. Delug resigned from our Board on June 12, 2019.
(5)	Mr. Kurtz was appointed to our Board on August 23, 2019.
(6)	Dr. Liu was appointed to our Board on September 19, 2018.
(7)	Pursuant to the Letter Agreement, Dr. Liu is entitled to an annual retainer of $50,000.
(8)	Mr. Petersen was appointed to our Board on June 12, 2019.
(9)

On June 12, 2019, Mr. Petersen and Ms. von Walter were each granted options to purchase 28,325 shares of our common stock. The aggregate grant date fair value of each option award was $169,693 (see Note 2 to this table regarding the computation of the aggregate grant date fair value of each option award). The option awards granted to Mr. Petersen and Ms. von Walter were cancelled by the Board on June 27, 2019 and exchanged for restricted stock awards on substantially the same terms governing the option awards that were cancelled.

(10)	Ms. von Walter was appointed to our Board on June 12, 2019.

AUDIT RELATED MATTERS

Audit Committee Report

The following is the Audit Committee’s report submitted to our Board for fiscal year 2019.

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Deloitte & Touche LLP, our independent registered public accounting firm;

•	discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and

•

received from Deloitte & Touche LLP the written disclosures and the letter regarding their communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with management and with Deloitte & Touche LLP as part of the Audit Committee’s quarterly meetings.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Audit Committee

Greg B. Petersen

Stephen Liu, M.D.

Amy von Walter

William Kurtz

This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The policy generally allows for pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the Chairperson of the Audit Committee, subject to certain limitations.

The Audit Committee has determined that the rendering of the services other than audit services by Deloitte & Touche LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2019 and December 31, 2018 by Deloitte & Touche LLP, our independent registered public accounting firm for such periods. All fees described below were approved by the Audit Committee.

	Fiscal Year Ended December 31,
	2019	2018
Audit Fees(1)	$959,514	$1,429,657
Audit-Related Fees(2)	—	—
Tax Fees(3)	46,500	30,000
All Other Fees(4)	3,700	—

Total Fees	$1,009,714	$1,459,657

(1)

Audit Fees consist of actual fees for professional services performed by Deloitte & Touche LLP for the audit of our 2019 and 2018 annual financial statements and the review of quarterly financial statements for 2019 and 2018. Audit fees also include $260,000 of 2019 fees and $950,000 of 2018 fees for professional services performed by Deloitte & Touche LLP for reviews of registration statements and issuances of consents, comfort letters and services that are normally provided in connection with regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees for other audit-related professional services.
(3)	Consists of fees for tax compliance and consulting.
(4)	Consists of fees for an accounting research tool.

We have not selected a principal accountant for fiscal year ended December 31, 2020. In following best governance practices, the Audit Committee periodically seeks proposals from accounting firms to audit our annual financial statements and provide other audit-related professional services. We are not currently seeking the ratification by the stockholders of our principal registered public accounting firm for the fiscal year ending December 31, 2020, as the Audit Committee has not yet selected an independent registered public accounting firm for fiscal year 2020. Deloitte & Touche LLP was our principal registered public accounting firm for the fiscal year ended December 31, 2019. Representatives of Deloitte & Touche LLP may be present at the Annual Meeting and, if present, will be available to respond to appropriate questions from stockholders and make a statement at the Annual Meeting if they wish.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

Overview

The term of office of the Class I directors expire in 2020. Based on the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Mr. William Kurtz for election to our Board as the Class I director. If elected at the Annual Meeting, Mr. Kurtz would serve until the 2023 Annual Meeting of Stockholders and until his successor is elected and qualified or, if sooner, until his death, resignation or removal. Under this standard, a “plurality” means the nominee receiving the most “For” votes will be elected to our Board.

Nominee

The Nominating and Corporate Governance Committee recommended, and our Board nominated, the following individual for election for a three-year term expiring at the 2023 Annual Meeting of Stockholders:

Nominee	Term in Office
William Kurtz	Continuing in Office Until the 2023 Annual Meeting of the Stockholders

The nominee has agreed to serve as a director if elected. We have no reason to believe that the nominee will be unable to serve. The section titled “Board of Directors” beginning on page 11 of this Proxy Statement contains the nominee’s biography.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE ELECTION OF THE NOMINEE NAMED ABOVE.

The following directors will remain in office until the date specified below:

Current Directors	Class and Remaining Term in Office
Greg B. Petersen	Class II—Continuing in Office Until the 2021 Annual Meeting of the Stockholders
Amy von Walter	Class II—Continuing in Office Until the 2021 Annual Meeting of the Stockholders
Bari A. Harlam	Class II—Continuing in Office Until the 2021 Annual Meeting of the Stockholders
Yaniv Sarig	Class III—Continuing in Office Until the 2022 Annual Meeting of the Stockholders
Fabrice Hamaide	Class III—Continuing in Office Until the 2022 Annual Meeting of the Stockholders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2020, with respect to the beneficial ownership of shares of our common stock by:

•	each of our directors;

•	each of our Named Executive Officers;

•	all of our current directors and executive officers as a group; and

•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our common stock.

This table is based upon information supplied by officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Other than as set forth below, we are not aware of any other beneficial owner of more than five percent of our common stock as of March 31, 2020. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

We have determined beneficial ownership in accordance with the rules of the SEC. We have deemed shares of our common stock subject to warrants and options that are currently exercisable or exercisable within 60 days of March 31, 2020 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership of our common stock is based on 17,763,994 shares of our common stock outstanding as of March 31, 2020.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003.

	Beneficial Ownership of Common Stock
	Number of Shares		%(1)
Greater than 5% Stockholders:
Entities Affiliated with GV 2016, L.P.	1,055,954	(2)	5.9%
Larisa Storozhenko	1,375,935	(3)(4)	7.7%
MV II, LLC	2,123,078	(4)(5)	12.0%
Asher Delug	2,503,608	(6)	14.1%
Named Executive Officers, Directors and Director Nominees:
Yaniv Sarig	173,198	(7)	1.0%
Fabrice Hamaide	1,145,075	(8)	6.4%
Tomer Pascal	275,067	(9)	1.5%
Stephen Liu	309,828	(10)	1.7%
William Kurtz	28,325	(11)	*
Greg B. Petersen	28,325	(11)	*
Amy von Walter	28,325	(11)	*
Bari A. Harlam	28,325	(11)	*
All current executive officers and directors as a group (11 persons)(12)	2,641,126		14.3%

* Denotes less than 1%.

(1)

For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the number of shares of common stock outstanding as of March 31, 2020, plus the number of shares of common stock that such person or group had the right to acquire within 60 days after March 31, 2020.

(2)

Comprised of (i) 991,852 shares of common stock held by GV 2016, L.P., and (ii) 64,102 shares of common stock held by GV 2017, L.P. GV 2016 GP, L.P., the general partner of GV 2016, L.P., GV 2016 GP, L.L.C., the general partner of GV 2016 GP, L.P., Alphabet Holdings LLC, the sole member of GV 2016 GP, L.L.C., XXVI Holdings Inc., the managing member of Alphabet Holdings LLC, and Alphabet Inc., the sole stockholder of XXVI Holdings Inc., may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2016, L.P. GV 2017 GP, L.P., the general partner of GV 2017, L.P., GV 2017 GP, L.L.C., the general partner of GV 2017 GP, L.P., Alphabet Holdings LLC, the sole member of GV 2017 GP, L.L.C., XXVI Holdings Inc., the managing member of Alphabet Holdings LLC, and Alphabet Inc., the sole stockholder of XXVI Holdings Inc., may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2017, L.P. From March 6, 2017 to September 4, 2018, David C. Munichiello was a member of the board of directors of Mohawk Opco, our predecessor entity. Mr. Munichiello is a partner at GV and an affiliate of GV 2016, L.P. and GV 2017, L.P. but does not have voting or dispositive power over the shares held by GV 2016, L.P. or GV 2017, L.P. The principal business address of each of GV 2016, L.P., GV 2016 GP, L.P., GV 2016 GP, L.L.C., GV 2017, L.P., GV 2017 GP, L.P., GV 2017 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, California 94043.

(3)

Comprised of 1,375,935 shares of common stock held directly. Dr. Storozhenko was a member of the board of directors of Mohawk Opco until March 2017. The address of Dr. Storozhenko is 388 2nd Ave, #134 New York NY 10010. The Designating Parties (as defined below) have entered into the Restated Voting Agreement (as defined below) with us, as more fully described in footnote 4.

(4)

MV II, LLC, Dr. Larisa Storozhenko and Mr. Maximus Yaney have entered into the Restated Voting Agreement with us, pursuant to which our Board has the sole right to vote all of the Voting Interests (as defined below) as the Designating Parties’ proxyholder. Pursuant to the proxy granted by the Designating Parties, our Board is required to vote all of the Voting Interests in direct proportion to the voting of the shares and equity interests voted by all holders other than the Designating Parties. The proxy granted by the Designating Parties under the Restated Voting Agreement is irrevocable. In addition, the Restated Voting Agreement proxyholder may not be changed unless we receive the prior approval of The Nasdaq Stock Market LLC. The Restated Voting Agreement became effective June 12, 2019 and will continue until the earlier to occur of (i) a Deemed Liquidation Event (as defined below) unless, immediately upon such Deemed Liquidation Event, our common stock is and remains listed on The Nasdaq Stock Market LLC, or (ii) Mr. Yaney’s death. Through the Restated Voting Agreement, our Board has voting power over an aggregate of 3,748,616 shares of our common stock through shares of common stock held by the Designating Parties. As of March 31, 2020, the Designating Parties held 3,748,616 shares of our common stock, or 21.1% of our shares outstanding. See the section of this Proxy Statement entitled “Transactions With Related Persons, Promoters and Certain Control Person—Transactions with Related Persons—Voting Agreement among MV II, LLC, Dr. Larisa Storozhenko and Maximus Yaney”.

(5)

Comprised of 2,123,078 shares of common stock held directly. Lucile Yaney is the control person of MV II, LLC and has dispositive power over the shares held by MV II, LLC. The address of MV II, LLC is 1013 Centre Road, STE 403-A, Wilmington, DE 19805. The Designating Parties have entered into the Restated Voting Agreement with us, as more fully described in footnote 4.

(6)

Comprised of 2,503,608 shares of common stock held directly. Mr. Delug was a member of our Board until June 2019. Mr. Delug has entered into the Delug Voting Agreement (as defined below) with us, pursuant to which our Board has the sole right to vote all of the Delug Voting Interests as Mr. Delug’s proxyholder. Pursuant to the proxy granted by Mr. Delug, our Board is required to vote all of the Delug Voting Interests in direct proportion to the voting of the shares and equity interests voted by all holders other than Mr. Delug. The proxy granted by Mr. Delug under the Delug Voting Agreement is irrevocable. In addition, the Delug Voting Agreement proxyholder may not be changed unless we receive the prior approval of The Nasdaq Stock Market LLC. The Delug Voting Agreement became effective on June 12, 2019 and will continue until the earlier to occur of (i) a Deemed Liquidation Event unless, immediately upon such Deemed Liquidation Event, our common stock is and remains listed on The Nasdaq Stock Market LLC, or (ii) Mr. Delug’s death. Through the Delug Voting Agreement, our Board has voting power over an aggregate of 2,503,608 shares of our common stock through shares of common stock held by Mr. Delug. As of March 31, 2020, Mr. Delug held 2,503,608 shares of our common stock, or 14.1% of our shares outstanding. See the section of this Proxy Statement entitled “Transactions With Related Persons, Promoters and Certain Control Person—Transactions with Related Persons—Voting Agreement with Asher Delug”.
(7)

Mr. Sarig’s holdings consist of (i) 17,350 shares of common stock held directly, (ii) 7,055 shares of restricted common stock granted pursuant to the 2019 Plan that are subject to vesting, and (iii) 148,793 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 31, 2020. The shares of restricted common stock granted pursuant to the 2019 Plan have voting rights irrespective of any vesting requirements.

(8)

Mr. Hamaide’s holdings consist of (i) 221,406 shares of common stock held directly, (ii) 259,450 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 31, 2020, and (iii) 664,220 shares of restricted common stock granted pursuant to the 2019 Plan that are subject to vesting. The shares of restricted common stock granted pursuant to the 2019 Plan have voting rights irrespective of any vesting requirements.

(9)

Mr. Pascal’s holdings consist of (i) 98,685 shares of common stock issuable pursuant to stock options held by ELZ Ventures LTD that are exercisable within 60 days after March 31, 2020, and (ii) 176,382 shares of restricted common stock held by ELZ Ventures LTD that were granted pursuant to the 2019 Plan that are subject to vesting. The shares of restricted common stock granted pursuant to the 2019 Plan have voting rights irrespective of any vesting requirements. Mr. Pascal is the sole owner and control person of ELZ Ventures LTD and has dispositive power over the securities held by ELZ Ventures LTD.

(10)

Comprised of (i) 288,461 shares of common stock held by IFG Health Inc. and (ii) 21,367 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 31, 2020 held by Dr. Liu. Dr. Liu is the control person of IFG Health Inc. and has dispositive power over the shares held by IFG Health Inc. The address of IFG Health Inc. is 11301 W. Olympic Boulevard, #558, Los Angeles, CA 90064.

(11)

Comprised of 28,325 shares of restricted common stock granted pursuant to the Mohawk Group Holdings, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) that are subject to vesting. The shares of restricted common stock granted pursuant to the 2018 Plan have voting rights irrespective of any vesting requirements.

(12)

Comprised of shares included under “Named Executive Officers, Directors and Director Nominees” and an aggregate of 4,348 shares of common stock, 340,695 shares of restricted common stock granted pursuant to the 2019 Plan that are subject to vesting, 64,982 shares of restricted common stock granted pursuant to the 2018 Plan that are subject to vesting and 214,633 shares of common stock issuable pursuant to stock options exercisable within 60 days after March 31, 2020 held by three of our other executive officers. The shares of restricted common stock granted pursuant to the 2019 Plan have voting rights irrespective of any vesting requirements.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth additional information as of December 31, 2019 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2019. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted-average exercise price of outstanding options, warrants and rights(b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)(2)
Equity compensation plans approved by security holders(3)(4)	1,497,149	$9.72	35,040
Equity compensation plans not approved by security holders(5)	365,420	$6.53	3,978

Total	1,862,569	$9.09	39,018

(1)	Consists of the weighted average exercise price of outstanding options as of December 31, 2019.
(2)	Consists entirely of shares of common stock that remain available for future issuance under the 2018 Plan as of December 31, 2019.
(3)	Consists of options outstanding as of December 31, 2019 under the 2018 Plan.
(4)

The number of shares of our common stock available for issuance under the 2018 Plan will automatically increase on January 1st of each year, for a period of not more than nine years, beginning January 1, 2020 and ending on (and including) January 1, 2028 by the lesser of (i) 15% of the shares deemed outstanding as of the preceding December 31, minus the number of shares in the share reserve (which for this purpose includes shares issued and issuable pursuant to the Mohawk Group, Inc. Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”)) as of immediately prior to the increase, or (ii) such number of shares as determined by our Board.

(5)	Consists of options outstanding as of December 31, 2019 under the 2014 Plan.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms and amendments thereto, we believe that none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a), with the exception of one Form 3 for MV II, LLC, which has not been filed and was required when the SEC declared effective our registration statement on Form S-1 for our IPO on June 12, 2019.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy, effective as of June 14, 2019, to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. A related person is any individual who is, or who has been at any time since the beginning of our last fiscal year, one of our directors or executive officers, or a nominee to become one of our directors, any person known to be the beneficial owner of more than 5% of any class of our voting securities or any immediate family member of any of the foregoing persons. Additionally, any firm, corporation or other entity by which any of the foregoing persons is employed or in which such person is a general partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest, will also be deemed to be a related person. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. As provided by our audit committee charter, our Audit Committee is responsible for reviewing and approving in advance any related party transaction.

Transactions with Related Persons

In addition to the director and executive officer compensation arrangements discussed in the section of this Proxy Statement entitled “Executive Compensation,” the following is a summary of material provisions of transactions since January 1, 2019 that we or Mohawk Opco have been a party to and in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial owners of more than 5% of our capital stock, or their immediate family members, have had or will have a direct or indirect material interest.

Voting Agreement among MV II, LLC, Dr. Larisa Storozhenko and Maximus Yaney

On November 1, 2018, Mr. Yaney, MV II, LLC, Dr. Larisa Storozhenko and Asher Maximus I, LLC, entered into a voting agreement with Asher Delug, as proxyholder (the “Initial Voting Agreement”). The Initial Voting Agreement was amended and restated pursuant to the Voting Agreement, dated March 13, 2019, by and among MV II, LLC, Dr. Larisa Storozhenko, Mr. Maximus Yaney, Mr. Delug and us (the “Restated Voting Agreement”). The Restated Voting Agreement became effective upon the closing of our IPO.

Under the Restated Voting Agreement, each of MV II, LLC, Dr. Larisa Storozhenko and Mr. Yaney (collectively, the “Designating Parties”) agreed to relinquish the right to vote their shares of our capital stock, and any of our other equity interests (collectively, the “Voting Interests”) by granting our Board the sole right to vote all of the Voting Interests as the Designating Parties’ proxyholder. The Voting Interests include all shares of our common stock currently held by the Designating Parties, as well as any of our securities or other equity interests acquired by the Designating Parties in the future. Pursuant to the proxy granted by the Designating Parties, our Board is required to vote all of the Voting Interests in direct proportion to the voting of the shares and equity interests voted by all holders other than the Designating Parties. The proxy granted by the Designating Parties under the Restated Voting Agreement is irrevocable. In addition, the Restated Voting Agreement proxyholder may not be changed unless we receive the prior approval of The Nasdaq Stock Market LLC.

Under the Restated Voting Agreement, each of the Designating Parties further agreed not to purchase or otherwise acquire any shares of our capital stock or other equity securities, or any interest in any of the foregoing. As of March 31, 2020, the Designating Parties held 3,748,616 shares of our common stock, or 21.1% of our shares outstanding.

The Restated Voting Agreement will continue until the earlier to occur of (a) a Deemed Liquidation Event unless, immediately upon such Deemed Liquidation Event, our common stock is and remains listed on The Nasdaq Stock Market LLC, or (b) Mr. Yaney’s death. For purposes of the agreement, a “Deemed Liquidation Event” means (i) the acquisition of us by another entity by means of any transaction or series of related transactions to which we are party other than a transaction or series of transactions in which the holders of our voting securities outstanding immediately prior to such transaction or series of transactions retain, immediately after such transaction or series of transactions, as a result of our shares held by such holders prior to such transaction or series of transactions, a majority of the total voting power represented by our outstanding voting securities or such other surviving or resulting entity; (ii) a sale, lease or other disposition of all or substantially all of our or our subsidiaries’ assets taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of us; or (iii) any liquidation, dissolution or winding up of us, whether voluntary or involuntary; however, a Deemed Liquidation Event shall not include any transaction effected primarily to raise capital for us or a spin-off or similar divestiture of our product or SaaS business as part of reorganization of us approved by our Board. In addition, the rights and obligations under the agreement will terminate with respect to shares of capital stock sold by a Designating Party in connection with any arm’s length transaction to a third party that is not a Designating Party, an affiliate of a Designating Party or any other individual or party that has a direct or indirect familial relationship with any Designating Party.

Voting Agreement with Asher Delug

On April 12, 2019, we entered into a voting agreement with Asher Delug (the “Delug Voting Agreement”) on substantially the same terms as the Restated Voting Agreement. The Delug Voting Agreement became effective upon the closing our IPO.

Under the Delug Voting Agreement, Mr. Delug agreed to relinquish the right to vote his shares of our capital stock, and any of our other equity interests (collectively, the “Delug Voting Interests”) by granting our Board the sole right to vote all of the Delug Voting Interests as Mr. Delug’s proxyholder. The Delug Voting Interests include all shares of our common stock currently held by Mr. Delug, as well as any of our securities or other equity interests acquired by Mr. Delug in the future. Pursuant to the proxy granted by Mr. Delug, our Board is required to vote all of the Delug Voting Interests in direct proportion to the voting of the shares and equity interests voted by all holders other than Mr. Delug. The proxy granted by Mr. Delug under the Delug Voting Agreement is irrevocable. In addition, the Delug Voting Agreement proxyholder may not be changed unless we receive the prior approval of The Nasdaq Stock Market LLC.

Under the Delug Voting Agreement, Mr. Delug further agreed not to purchase or otherwise acquire any shares of our capital stock or other equity securities, or any interest in any of the foregoing. As of March 31, 2020, Mr. Delug held 2,503,608 shares of our common stock, or 14.1% of our shares outstanding.

The Delug Voting Agreement will continue until the earlier to occur of (a) a Deemed Liquidation Event unless, immediately upon such Deemed Liquidation Event, our common stock is and remains listed on The Nasdaq Stock Market LLC, or (b) Mr. Delug’s death. For purposes of the agreement, a “Deemed Liquidation Event” has the same meaning as in the Restated Voting Agreement. In addition, the rights and obligations under the agreement will terminate with respect to shares of capital stock sold by Mr. Delug in connection with any arm’s length transaction to a third party that is not an affiliate of Mr. Delug or any other individual or party that has a direct or indirect familial relationship with Mr. Delug.

Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation and Bylaws contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the General Corporation Law of the State of

Delaware (the “DGCL”). Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions in violation of the DGCL; and

•	any transaction from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation also provides that if the DGCL is amended to permit further elimination or limitation of the personal liability of a director, then the liability of our directors will be eliminated to the fullest extent permitted by the DGCL, as so amended.

Our Bylaws provide that we shall indemnify any person who is or was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was, or has agreed to become, one of our directors or officers, or while one of our directors or officers, is or was serving, or has agreed to serve, at our request, as a director, officer, partner, employee, or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), against all expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of such person in connection therewith, subject to certain conditions. In addition, our Bylaws also provide that we must, to the fullest extent permitted by law, advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to certain exceptions. Our Bylaws also provide that we may purchase and maintain insurance, at our expense, to protect us and any person who is or was a director, officer, employee or agent of ours or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any expense, liability or loss, whether or not we would have the power to indemnify such person against such expense, liability or loss under the DGCL. We have a directors’ and officers’ liability insurance policy, which we believe is necessary to attract and retain qualified directors and officers.

Our Bylaws also provide us with the power to enter into indemnification agreements with any director, officer or other employee or agent of our Company, and such rights may be different or greater than those provided in our Bylaws. We have entered into indemnification agreements with each of our directors and executive officers that are broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding, subject to certain exceptions. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to our Secretary, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003 or contact our Secretary at (347) 676-1681. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their broker or our Secretary in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

ADDITIONAL DOCUMENTS

This Proxy Statement contains summaries of certain agreements that we have filed as exhibits to various SEC filings. The descriptions of these agreements contained in this Proxy Statement do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements.

Any statement contained herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this Proxy Statement.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and copies of the definitive agreements summarized in this Proxy Statement, are available without charge upon written request to: Secretary, c/o Mohawk Group Holdings, Inc., 37 East 18th Street, 7th Floor, New York, NY 10003.

OTHER MATTERS

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Yaniv Sarig
Yaniv Sarig
Chief Executive Officer

May 15, 2020

You are cordially invited to attend the annual meeting electronically by visiting www.virtualshareholdermeeting.com/MWK2020. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the meeting if you attend the meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

MOHAWK GROUP HOLDINGS, INC. 37 EAST 18TH STREET, 7TH FLOOR NEW YORK, NY 10002 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 28, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/MWK2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 28, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D17660-P40503 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MOHAWK GROUP HOLDINGS, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. To elect William Kurtz as a Class I Director to serve until ! ! ! our 2023 Annual Meeting of Stockholders.    Nominee: 01) William Kurtz NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions. For address changes and/or comments, please send them via email to: IR@mohawkgp.com Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

You are cordially invited to attend our 2020 Annual Meeting of Stockholders, to be held virtually, via live webcast at www.virtualshareholdermeeting.com/MWK2020 at 10:00 AM, Eastern Time, on Monday, June 29, 2020. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com D17661-P40503 MOHAWK GROUP HOLDINGS, INC. Annual Meeting of Stockholders June 29, 2020 10:00 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Yaniv Sarig and Joseph Risico, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MOHAWK GROUP HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 29, 2020, via live webcast at www.virtualshareholdermeeting.com/MWK2020, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Please note, there will be no physical location for the meeting. To attend the meeting live via the Internet, please go to www.virtualshareholdermeeting.com/MWK2020 and have your 16-digit control number available to login. This proxy is governed by the laws of the State of Delaware. Continued and to be signed on reverse side